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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

MOTOROLA, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Proxy Statement

PRINCIPAL EXECUTIVE OFFICES:	PLACE OF MEETING:
1303 East Algonquin Road	Motorola Innovation Center
Schaumburg, Illinois 60196	1295 East Algonquin Road
Schaumburg, Illinois 60196
October 13, 2010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

        You are cordially invited to attend a Special Meeting of Stockholders of Motorola, Inc. ("Motorola"), which will be held on Monday, November 29, 2010, at 10:00 a.m. (local time) at the Motorola Innovation Center, 1295 East Algonquin Road, Door 60, Schaumburg, Illinois 60196.

        The purpose of the meeting is to:

  1.
  consider and vote on a proposal to authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury shares of Motorola Common Stock in a ratio of at least 1-for-3 and of up to 1-for-7, to be determined by the Board of Directors, and

  2.
  approve a corresponding amendment to Motorola's Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue.

        The proposal to authorize a reverse stock split is based on Motorola's expectation that, following the previously announced separation of Motorola Mobility Holdings, Inc. (which, at the time of the separation, will hold, through its subsidiaries, the assets and liabilities associated with the Mobile Devices and Home businesses of Motorola) from Motorola, the market price and trading ranges for the Motorola Common Stock may be lower than the current market price and trading ranges due to the fact that Motorola will have distributed all of its shares in Motorola Mobility Holdings, Inc. to Motorola's stockholders and the market price and trading ranges will no longer reflect the value of the Mobile Devices and Home businesses of Motorola. The Board of Directors believes that effecting a reverse stock split, resulting in fewer shares of the Motorola Common Stock being outstanding, is likely to increase the market price and improve the marketability and liquidity of the Motorola Common Stock. We encourage you to vote on the proposal described in this Notice of Special Meeting of Stockholders and Proxy Statement. The Board of Directors recommends that you vote FOR this proposal.

        Your vote is important. After reading this Notice of Special Meeting of Stockholders and Proxy Statement, please promptly submit your proxy by telephone, Internet or mail. Only Motorola stockholders of record at the close of business on October 8, 2010 (the "record date") will be entitled to attend and vote at the meeting. Please vote in one of the following ways:

  •
  submit your proxy:

  •
  by Internet, by visiting the website shown on your Motorola Notice of Internet Availability of Proxy Materials for the Special Meeting (your "Motorola Notice") or proxy card;

  •
  by telephone, by using the toll-free telephone number shown at the website address listed on the Motorola Notice or on your proxy card; or

  •
  by mail, if you received a printed copy of the proxy card, mark, sign, date and return the enclosed proxy card using the postage-paid envelope provided; or

  •
  vote in person at the Special Meeting.

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF MOTOROLA AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES). YOU WILL BE REQUIRED TO PROVIDE THE ADMISSION TICKET THAT IS DETACHABLE FROM YOUR NOTICE OR PROXY CARD OR PROVIDE OTHER EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF MOTOROLA STOCK TO GAIN ADMISSION TO THE MEETING.

By order of the Board of Directors,

A. Peter Lawson Secretary

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY SUBMIT YOUR PROXY
BY TELEPHONE, INTERNET OR MAIL.

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 29, 2010

October 13, 2010

Dear Fellow Stockholder:

        You are cordially invited to attend Motorola's Special Stockholders Meeting. The meeting will be held on Monday, November 29, 2010 at 10:00 a.m., local time, at the Motorola Innovation Center, 1295 East Algonquin Road, Door 60, Schaumburg, Illinois 60196.

        We encourage you to vote your shares by submitting a proxy through one of the three convenient methods described in the enclosed Proxy Statement. We would appreciate your support on the following management proposals:

  •
  authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola in a ratio of at least 1-for-3 and of up to 1-for-7, to be determined by the Board of Directors; and

  •
  approve a corresponding amendment to Motorola's Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors' authority to abandon such amendment.

        Your vote is important, so please act at your first opportunity.

        On behalf of your Board of Directors, thank you for your continued support of Motorola.

Gregory Q. Brown Co-CEO Motorola, Inc.	Sanjay K. Jha Co-CEO Motorola, Inc.

PROXY STATEMENT	1

PROXY STATEMENT

ABOUT THE SPECIAL MEETING

        This proxy statement (the "Proxy Statement") is being furnished to holders of common stock (the "Common Stock"), $0.01 par value per share, of Motorola, Inc. ("Motorola", or the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company (the "Board") to be used at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Motorola Innovation Center, 1295 East Algonquin Road, Schaumburg, Illinois 60196 on Monday, November 29, 2010 at 10:00 a.m., local time, for the purposes set forth in the Notice of Special Meeting of Stockholders.

        This Proxy Statement and the form of proxy are being provided to stockholders on or after October 15, 2010.

        All stockholders may view and print Motorola's Proxy Statement at http://materials.proxyvote.com/ 620076. The Proxy Statement is also available on the Company's website at www.motorola.com/investor.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends that you vote FOR the approval of the Company's proposal to authorize the Board of Directors to effect, in its discretion, prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola at a reverse stock split ratio to be determined by the Board of Directors, and for the approval of a corresponding amendment to Motorola's Restated Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-3), Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-4), Appendix C (to be filed if the Board determines a reverse stock split ratio of 1-for-5), Appendix D (to be filed if the Board determines a reverse stock split ratio of 1-for-6), or Appendix E (to be filed if the Board determines a reverse stock split ratio of 1-for-7), to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors' authority to abandon such amendment.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Monday, November 29, 2010: The Proxy Statement is available at http://materials.proxyvote.com/620076.

SUBMITTING YOUR PROXY

Who Is Entitled to Vote?

        Only stockholders of record at the close of business on October 8, 2010 (the "record date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. On the record date, there were issued and outstanding 2,349,684,188 shares of Common Stock entitled to vote at the Special Meeting. The Common Stock is the only class of voting securities of the Company.

        A list of stockholders entitled to vote at the meeting will be available for examination at the corporate offices of Motorola Inc., 1303 E. Algonquin Road, Door 51, Schaumburg, Illinois 60196 for ten days before the Special Meeting and at the Special Meeting.

What is the purpose of the reverse stock split?

        Following completion of the previously announced separation of Motorola Mobility Holdings, Inc. (which, at the time of the separation, will hold, through its subsidiaries, the assets and liabilities associated with the Mobile Devices and Home businesses of Motorola) from Motorola, the market price and trading ranges for Motorola Common Stock may be lower than the current market price and trading ranges due to the fact that Motorola will have distributed all of its shares in Motorola Mobility Holdings, Inc. to holders of Motorola Common Stock and the market price and trading ranges will no longer reflect the value of the Mobile Devices and Home businesses of Motorola.

        The Board of Directors believes that implementing a reverse stock split is likely to increase the market price for Motorola Common Stock as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of Motorola Common Stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of Motorola Common Stock and may encourage interest and trading in Motorola Common Stock.

Why Did I Receive a Notice of Internet Availability?

        The Securities and Exchange Commission adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials on the Internet instead of sending a full set of printed proxy materials. This enables us to reduce costs, provide ease and flexibility for our stockholders and lessen the environmental impact of our Special Meeting. On or about October 15, 2010, we intend to

2	PROXY STATEMENT

mail to most of our stockholders a Motorola Notice of Internet Availability of Proxy Materials (the "Motorola Notice") containing instructions on how to access our Proxy Statement and vote online. If you received a Motorola Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request it. Instead, the Motorola Notice instructs you on how to access and review all of the important information contained in the Proxy Statement. The Motorola Notice also instructs you on how you may submit your proxy over the Internet. If you received a Motorola Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Motorola Notice.

How Can I Vote Without Attending the Special Meeting?

        There are three convenient methods for registered stockholders to direct their vote by proxy without attending the Special Meeting:

  •
  Submit your proxy by Internet.  You can submit your proxy via the Internet. The website address for Internet voting is provided on your Motorola Notice or proxy card. You will need to use the control number appearing on your Motorola Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Sunday, November 28, 2010. Internet voting is available 24 hours a day. If you submit your proxy via the Internet you do NOT need to submit a proxy by telephone or return a proxy card.

  •
  Vote by Telephone.  You can also submit your proxy by telephone by calling the toll-free telephone number provided on the Internet link on your Motorola Notice or on your proxy card. You will need to use the control number appearing on your Motorola Notice or proxy card to submit your proxy by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on Sunday, November 28, 2010. Telephone voting is available 24 hours a day. If you submit your proxy by telephone you do NOT need to submit a proxy over the Internet or return a proxy card.

  •
  Vote by Mail.  If you received a printed copy of the proxy card, you can submit your proxy by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

        If you are a beneficial owner, or you hold your shares in "street name," please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet or telephone.

How Can I Change My Vote?

        Registered stockholders can revoke their proxy at any time before it is voted at the Special Meeting by either:

  •
  Submitting another timely, later-dated proxy by Internet, telephone or mail;

  •
  Delivering timely written notice of revocation to the Secretary, Motorola, Inc., 1303 East Algonquin Road, Schaumburg, Illinois 60196; or

  •
  Attending the Special Meeting and voting in person.

        If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Special Meeting.

How Many Votes Must be Present to Conduct Business at the Special Meeting?

        In order for business to be conducted, a quorum must be represented at the Special Meeting. A quorum is a majority of the shares entitled to vote at the Special Meeting. Shares represented by a proxy marked "abstain" will be considered present at the Special Meeting for purposes of determining a quorum.

How Many Votes Am I Entitled to Cast?

        You are entitled to cast one vote for each share of Common Stock you own on the record date.

How Many Votes Are Required to Authorize the Board of Directors to Effect the Reverse Stock Split?

        The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting will be required to authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola, at a reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, to be determined by the Board of Directors. Abstentions and broker non-votes will have the same effect as a vote "Against" the proposal.

PROXY STATEMENT	3

How Many Votes Are Required to Approve the Corresponding Amendment to the Restated Certificate of Incorporation, Subject to the Board of Directors' Authority to Abandon Such Amendment?

        The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting will be required to approve a corresponding amendment to Motorola's Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors' authority to abandon such amendment. Abstentions and broker non-votes will have the same effect as a vote "Against" the proposal.

What if I do not submit my proxy or voting instructions by telephone, via the Internet or by mail?

        Abstentions and broker "non-votes," as well as failures to vote, will have the effect of a vote "against" the proposals, which requires the affirmative vote of a majority of the outstanding stock entitled to vote. Broker "non-votes" and the shares with respect to which a stockholder abstains are included in determining whether a quorum is present at the Special Meeting.

Will My Shares be Voted if I Do Not Provide Instructions to My Broker?

        If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker is not permitted to vote the shares with respect to the proposals to (1) authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola, at a reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, as determined by the Board of Directors, or (2) approve a corresponding amendment to Motorola's Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors' authority to abandon such amendment, because each are "non-discretionary" items (those shares are treated as broker "non-votes").

        Accordingly, broker "non-votes" will have the effect of a vote "against" the proposals, which requires the affirmative vote of a majority of the outstanding stock entitled to vote. Broker "non-votes" and the shares with respect to which a stockholder abstains are included in determining whether a quorum is present at the Special Meeting.

Who Represents My Proxy at the Special Meeting?

        If you do not vote in person at the Special Meeting, but have submitted your proxy over the Internet, by telephone or by signing and returning your proxy card, you have authorized certain members of Motorola's senior management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

What if I Return a Proxy Card But Do Not Provide Specific Voting Instructions For Some or All of the Items?

        All shares for which a proxy has been properly submitted—whether by Internet, telephone or mail—and not revoked will be voted at the Special Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote: (1) "For" the proposal to authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola, at a reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, as determined by the Board of Directors and (2) "For" the proposal to approve a corresponding amendment to Motorola's Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors' authority to abandon such amendment.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of proxy materials?

        It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please submit proxies or voting instructions for all of your Motorola Common Stock.

How Do I Vote if I Participate in the Company's 401(k) Plan?

        If you own shares of Common Stock through the Motorola 401(k) Plan (the "401(k) Plan"), the Motorola Notice or proxy card includes the shares you hold in the 401(k) Plan as well as the shares you hold outside of the 401(k) Plan. Under the 401(k) Plan, participants are "named fiduciaries" to the extent of their authority to direct the voting of shares of Common Stock credited to their 401(k) Plan accounts and their proportionate share of allocated shares for

4	PROXY STATEMENT

which no direction is received and unallocated shares, if any (together, "Undirected Shares"). The trustee of the 401(k) Plan will vote Undirected Shares in the same proportion as the shares for which directions are received, except as otherwise provided in accordance with ERISA. By submitting voting instructions by Internet, telephone, or if hardcopies are requested, by signing, dating and returning the proxy card, you direct the trustee of the 401(k) Plan to vote these shares, in person or by proxy, as designated therein, at the Special Meeting.

PROXY STATEMENT	5

PROPOSALS

1. TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

2. TO APPROVE A CORRESPONDING AMENDMENT TO MOTOROLA'S RESTATED CERTIFICATE OF INCORPORATION, SUBJECT TO THE BOARD OF DIRECTORS' AUTHORITY TO ABANDON SUCH AMENDMENT

        The Company is asking stockholders to:

  •
  authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola at a reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, as determined by the Board of Directors; and

  •
  approve a corresponding amendment to the Company's Restated Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A (to be filed if the Board determines a reverse stock split ratio of 1-for-3), Appendix B (to be filed if the Board determines a reverse stock split ratio of 1-for-4), Appendix C (to be filed if the Board determines a reverse stock split ratio of 1-for-5), Appendix D (to be filed if the Board determines a reverse stock split ratio of 1-for-6), or Appendix E (to be filed if the Board determines a reverse stock split ratio of 1-for-7), to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors' authority to abandon such amendment.

        If the stockholders approve this proposal, the Board of Directors would cause a Certificate of Amendment to the Company's Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware and effect the reverse stock split only if the Board of Directors determines that the reverse stock split would be in the best interests of Motorola and its stockholders. The Board of Directors may determine in its discretion a ratio of 1-for-3, 1-for-4, 1-for-5, 1-for-6 or 1-for-7 at which to effect the reverse stock split. The Board of Directors also may determine in its discretion not to effect any reverse stock split and not to file an amendment to Motorola's Restated Certificate of Incorporation. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

BACKGROUND

        On July 31, 2010, Motorola and certain of its subsidiaries entered into a Master Separation and Distribution Agreement (the "Separation Agreement") with Motorola Mobility Holdings, Inc. ("Motorola SpinCo"). Pursuant to the Separation Agreement, Motorola will distribute the shares of Motorola SpinCo common stock owned by Motorola on a pro rata basis to the holders of Motorola Common Stock (the "Distribution"). All of the transactions contemplated by the Separation Agreement, including the Distribution, are referred to collectively as the "Separation Transaction." The Company cannot provide any assurance that the Separation Transaction will be completed as they are subject to certain conditions precedent.

        After completing the proposed Separation Transaction, the market price and trading ranges for Motorola Common Stock may be significantly lower than the current market price and trading ranges due to the fact that Motorola will have distributed all of its shares in Motorola SpinCo to holders of Motorola Common Stock and the market price and trading ranges will no longer reflect the value of the Mobile Devices and Home businesses of Motorola.

        As of October 8, 2010, the Company had 2,349,684,188 shares of Motorola Common Stock issued and outstanding. The last sale price of the Motorola Common Stock on the New York Stock Exchange on October 8, 2010, was $8.30 and over the prior 52 weeks our stock price has ranged from $6.04 to $9.36.

PURPOSE OF THE REVERSE STOCK SPLIT

        The Board of Directors believes that it is in the best interests of the Company and its stockholders to reduce the number of issued and outstanding shares through a reverse stock split implemented in connection with the previously announced Separation Transaction. Immediately following the completion of the reverse stock split, the number of shares of Motorola Common Stock issued and outstanding or held in treasury will be reduced proportionately based on the reverse stock split ratio determined by the Board of Directors.

        The Board of Directors believes implementing a reverse stock split is likely to increase the market price for the Motorola Common Stock as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of Motorola Common Stock expected as a result of implementing the reverse stock split may improve marketability and liquidity of the Motorola Common Stock and may

6	PROXY STATEMENT

encourage interest and trading in the Motorola Common Stock.

        For example, the Board of Directors believes that some institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. If the market price and trading ranges for Motorola Common Stock were to be significantly lower following the Separation Transaction, the reverse stock split could increase the likelihood that the Motorola Common Stock market price will stay at a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stocks. A higher stock price after the reverse stock split may reduce this concern.

        The Board of Directors believes that approval of a range for the ratio of the reverse stock split as opposed to an exact ratio of the reverse stock split provides it with flexibility to achieve the purposes of the reverse stock split.

BOARD DISCRETION TO IMPLEMENT THE REVERSE STOCK SPLIT

        The Board of Directors expects to implement the reverse stock split immediately after the time of and in connection with the Distribution. The results of the stockholder vote on this proposal will not affect the Board of Directors' decision to proceed with the Separation Transaction.

        No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the proposal is approved by stockholders and the Board of Directors determines to implement the reverse stock split, Motorola would communicate to the public, prior to the effective time of the reverse stock split, additional details regarding the reverse stock split (including the final reverse stock split ratio, as determined by the Board of Directors). The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the proposal is no longer in the best interests of the Company or its stockholders.

CERTAIN RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

        There can be no assurance that following the reverse stock split the market price of Motorola Common Stock will increase in proportion to the reduction in the number of shares of Motorola Common Stock issued and outstanding before the proposed reverse stock split. The total market capitalization of Motorola Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split for reasons unrelated to the reverse stock split.

IMPACT OF THE PROPOSED REVERSE STOCK SPLIT IF IMPLEMENTED

        The reverse stock split would affect all of Motorola's stockholders uniformly and would not affect any stockholder's percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split results in any of Motorola's stockholders receiving cash in lieu of a fractional share. As described below, stockholders otherwise entitled to fractional shares as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. These cash payments will reduce the number of post-reverse stock split stockholders to the extent there are presently stockholders who would otherwise receive less than one share of Motorola Common Stock after the reverse stock split. Furthermore, because the number of authorized shares of Motorola Common Stock will be reduced, the reverse stock split will not increase the Board of Directors' ability to issue authorized and unissued shares (proportionately to the issued and outstanding shares) without further stockholder action. The other principal effects of the reverse stock split will be that:

  •
  the number of issued and outstanding and treasury shares of Motorola Common Stock will be reduced proportionately based on the final reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, as determined by the Board of Directors;

  •
  the number of authorized shares of Motorola Common Stock will be reduced proportionately based on the final reverse stock split ratio;

  •
  based on the final reverse stock split ratio, the per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of Motorola Common Stock issuable upon the exercise of all outstanding option awards and the vesting of all unvested stock units (including restricted stock units and performance stock units) will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards will be reduced proportionately following the reverse stock split. These adjustments are in addition to (and may be made

PROXY STATEMENT	7

    concurrently with, or separate from) the adjustments to be made in connection with the Distribution;

  •
  the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under the Company's equity-based compensation plans will be reduced proportionately based on the final reverse stock split ratio; and

  •
  in addition, the reverse stock split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in executing sales.

        Although the number of outstanding shares of Motorola Common Stock would decrease following the proposed reverse stock split, the Board of Directors does not intend for the reverse stock split to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934.

FRACTIONAL SHARES

        Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Motorola Common Stock. After the transfer agent's completion of such sale, stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective time of the reverse stock split and the date payment is made for their fractional share interest in Motorola Common Stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

        If you believe that you may not hold sufficient shares of Motorola Common Stock at the effective time of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold Motorola Common Stock after the split, you may do so by either:

  •
  purchasing a sufficient number of shares of Motorola Common Stock; or

  •
  if you have shares of Motorola Common Stock in more than one account, consolidating your accounts,

so that in each case you hold a number of shares of Motorola Common Stock in your account prior to the reverse stock split that would entitle you to receive at least one share of Motorola Common Stock on a post-reverse stock split basis. Shares of Common Stock held in registered form (that is, stock held by you in your own name in Motorola's stock register records maintained by our transfer agent) and stock held in "street name" (that is, stock held by you through a bank, broker or other nominee) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

EFFECT ON REGISTERED AND BENEFICIAL STOCKHOLDERS

        Upon the reverse stock split, we intend to treat stockholders holding shares of Motorola Common Stock in "street name" (that is, held through a bank, broker or other nominee) in the same manner as registered stockholders whose shares of Motorola Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of Motorola Common Stock in "street name;" however, these banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split. If you hold your shares of Motorola Common Stock with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

EFFECT ON REGISTERED "BOOK-ENTRY" STOCKHOLDERS

        The Company's registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of Motorola Common Stock. They are, however, provided with a statement reflecting the number of shares of Motorola Common Stock registered in their accounts.

8	PROXY STATEMENT

  •
  If you hold registered shares of Motorola Common Stock in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares of Motorola Common Stock in registered book-entry form or your cash payment in lieu of any fractional interest, if applicable.

  •
  If you are entitled to post-reverse stock split shares of Motorola Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the reverse stock split indicating the number of shares of Motorola Common Stock you hold.

  •
  If you are entitled to a payment in lieu of any fractional interest, a check will be mailed to you at your registered address as soon as practicable after the effective time of the reverse stock split. By signing and cashing this check, you will warrant that you owned the shares of Motorola Common Stock for which you received a cash payment. See "Fractional Shares" above for additional information.

EFFECT ON REGISTERED CERTIFICATED SHARES

        Some registered stockholders hold their shares of Motorola Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of Motorola Common Stock are held in certificate form, you will receive a transmittal letter from the Company's transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-reverse stock split shares of Motorola Common Stock for a statement of holding, together with any payment of cash in lieu of fractional shares to which you are entitled. When you submit your certificate representing the pre-reverse stock split shares of Motorola Common Stock, your post-reverse stock split shares of Motorola Common Stock will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-reverse stock split shares of Motorola Common Stock you own in book-entry form. Motorola will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-reverse stock split ownership interest.

        Beginning on the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under "Fractional Shares."

        STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

        The par value per share of Motorola Common Stock will remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective time of the reverse stock split, the stated capital on the Company's balance sheet attributable to Motorola Common Stock will be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The shares of Motorola Common Stock held in treasury will also be reduced proportionately based on the final reverse stock split ratio determined by the Board of Directors. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of Motorola Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split would be recast to give retroactive effect to the reverse stock split. As described above under "Impact of the Proposed Reverse Stock Split If Implemented," the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of Motorola Common Stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the final reverse stock ratio. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

NO APPRAISAL RIGHTS

        Stockholders will not have dissenters' or appraisal rights under Delaware corporate law or under the Company's Restated Certificate of Incorporation in connection with the proposed reverse stock split.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT

        If the stockholders approve the proposal and the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective at such time as is specified in the Certificate of Amendment to the Company's Restated Certificate of

PROXY STATEMENT	9

Incorporation, which is referred to as the effective time of the reverse stock split. Beginning on the effective time of the reverse stock split, each certificate representing pre-reverse stock split shares of Motorola Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Motorola Common Stock.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

        The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. holders (as defined below) of pre-reverse stock split shares of Motorola Common Stock. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), the U.S. Treasury regulations promulgated thereunder, and interpretations of the Code and the U.S. Treasury Regulations by the courts and the Internal Revenue Service (the "IRS"), in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect, and any such change could affect the continuing validity of this discussion.

        This summary does not discuss all the tax considerations that may be relevant to Motorola stockholders in light of their particular circumstances, nor does it address the tax consequences to Motorola stockholders that are subject to special tax rules (including, for example, banks, financial institutions, insurance companies, regulated investment companies, mutual funds, personal holding companies, holders other than U.S. holders (as defined below), pass thru-entities and investors in such entities, brokers or dealers and tax-exempt organizations, holders who have a functional currency other than the U.S. dollar, holders who hold their shares as a hedge or as part of a hedging, straddle, conversion, synthetic security, integrated investment or other risk-reduction transaction, holders who are subject to alternative minimum tax or holders who acquired their shares upon the exercise of employee stock options or otherwise as compensation). In addition, this summary does not address the U.S. federal income tax consequences to those Motorola stockholders who do not hold their Motorola Common Stock as a "capital asset," as defined in Section 1221 of the Code. Finally, this summary does not address any U.S. federal taxes other than U.S. federal income tax, and does not discuss any state, local or foreign tax consequences. MOTOROLA STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

        As used herein, the term "U.S. holder" means a holder that is, for U.S. federal income tax purposes:

  •
  a citizen or resident of the United States;

  •
  a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more "U.S. persons" (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

        Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a U.S. holder upon the exchange of pre-reverse stock split shares of Motorola Common Stock for post-reverse stock split shares of Motorola Common Stock. The aggregate tax basis of the post-reverse stock split shares of Motorola Common Stock will be the same as the aggregate tax basis of the pre-reverse stock split shares of Motorola Common Stock exchanged in the reverse stock split, reduced by any amount allocable to a fractional share for which cash is received. A U.S. holder's holding period in the post-reverse stock split shares of Motorola Common Stock will include the period during which the U.S. holder held the pre-reverse stock split shares of Motorola Common Stock exchanged in the reverse stock split.

        In general, the receipt of cash by a U.S. holder instead of a fractional share will result in a taxable gain or loss to such U.S. holder for U.S. federal income tax purposes. The amount of the taxable gain or loss to the U.S. holder will be determined based upon the difference between the amount of cash received by such U.S. holder and the portion of the basis of the pre-reverse stock split shares of Motorola Common Stock allocable to such fractional interest. The gain or loss recognized will constitute capital gain or loss and will constitute long-term capital gain or loss if the U.S. holder's holding period is greater than one year as of the effective time of the reverse stock split. There are limitations on the deductibility of capital losses under the Code.

        THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. THE FOREGOING DOES

10	PROXY STATEMENT

NOT PURPORT TO ADDRESS ALL U.S. FEDERAL INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY APPLY TO PARTICULAR CATEGORIES OF STOCKHOLDERS. EACH MOTOROLA STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

RECOMMENDATION OF THE BOARD

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT AND "FOR" THE APPROVAL TO APPROVE A CORRESPONDING AMENDMENT TO MOTOROLA'S RESTATED CERTIFICATE OF INCORPORATION, SUBJECT TO THE BOARD OF DIRECTORS' AUTHORITY TO ABANDON SUCH AMENDMENT. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE "FOR" THE APPROVAL TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT AND "FOR" THE APPROVAL TO APPROVE A CORRESPONDING AMENDMENT TO MOTOROLA'S RESTATED CERTIFICATE OF INCORPORATION, SUBJECT TO THE BOARD OF DIRECTORS' AUTHORITY TO ABANDON SUCH AMENDMENT.

PROXY STATEMENT	11

OWNERSHIP OF SECURITIES

Security Ownership of Management and Directors

        The following table sets forth information as of October 11, 2010 (except where otherwise noted), regarding the beneficial ownership of shares of Common Stock by each director of the Company, by the persons named in the Summary Compensation Table (the "Named Executive Officers") in the Company's proxy statement relating to its 2010 Annual Meeting, and by all current directors and executive officers of the Company as a group. Each director and Named Executive Officer owns less than 1% of the Common Stock. All current directors and current executive officers as a group own less than 1%.

Name	Shares Owned(1)	Shares Under Exercisable Options(2)	Stock Units(3)	Total Shares Beneficially Owned(4)(5)

Gregory Q. Brown	1,184,756	4,330,033	0	7,081,880	(6)
Sanjay K. Jha	1,994,093	11,063,242	0	14,713,316	(7)
Edward J. Fitzpatrick	36,797	161,754	0	477,965	(8)
Paul J. Liska*	0	0	0	0	(9)
Eugene A. Delaney	100,984	1,163,114	0	1,754,147	(10)
Daniel M. Moloney	130,167	0	0	740,130	(11)
A. Peter Lawson	96,255	1,419,489	0	1,739,283	(12)
David W. Dorman	0	0	144,061	144,061
William R. Hambrecht	0	0	88,276	88,276
Keith A. Meister	0	0	49,798	49,798
Thomas J. Meredith	53,321	406,227	54,751	576,641	(13)
Samuel C. Scott	34,331	82,056	68,694	180,598	(14)
James R. Stengel	7,305	15,000	61,827	84,132
Anthony J. Vinciquerra	600	0	66,430	67,030
Douglas A. Warner III	24,601	65,292	67,843	157,736	(15)
John A. White	44,275	31,764	107,476	183,515	(16)
All current directors, nominees and current executive officers as a group (19 persons)	3,712,177	18,864,247	705,932	28,452,584	(17)

*
Mr. Liska's holdings are as of February 19, 2009, the date of his termination as an employee of the Company.

(1)
Includes shares over which the person currently holds or shares voting and/or investment power but excludes interests, if any, in shares held in the Motorola Stock Fund of the Company's 401(k) Plan and the shares listed under "Shares Under Exercisable Options" and "Stock Units".

(2)
Includes shares under options exercisable on October 11, 2010 and options which become exercisable within 60 days thereafter. Also includes unvested shares under market-based options that only vest if the market price of the Common Stock reaches defined levels.

(3)
Includes stock units which are deemed to be beneficially owned on October 11, 2010 or 60 days thereafter. Stock units are not deemed beneficially owned until the restrictions on the units have lapsed. Each stock unit is intended to be the economic equivalent of a share of Common Stock.

(4)
Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

(5)
Includes interests, if any, in shares held in the Motorola Stock Fund of the Company's 401(k) Plan, which is subject to certain investment restrictions, the shares listed under "Shares Under Exercisable Options" and units listed under "Stock Units".

(6)
Mr. Brown's holdings under "Total Shares Beneficially Owned" include: 1,567,091 stock units that are subject to restrictions and 679,348 unvested market-based options granted on January 31, 2008 that vest as follows: (1) 226,449 options

12	PROXY STATEMENT

  vest if the closing price for a share of the Company's Common Stock meets or exceeds $16.00 for 10 trading days out of any 30 consecutive trading days from February 1, 2008 until January 31, 2011, (2) an additional 226,449 options vest if the closing price for a share of the Company's Common Stock meets or exceeds $20.00 for 10 trading days out of any 30 consecutive trading days from February 1, 2008 until January 31, 2013, and (2) an additional 226,450 options vest if the closing price for a share of the Company's Common Stock meets or exceeds $23.00 for 10 trading days out of any 30 consecutive trading days from February 1, 2008 until January 31, 2015. These options have an exercise price of $13.31 and any vested options expire on January 31, 2018. The stock units are excluded from the computations of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(7)
Dr. Jha's holdings under "Total Shares Beneficially Owned" include 1,655,981 stock units that are subject to restrictions. These units are excluded from the computations of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(8)
Mr. Fitzpatrick's holdings under "Total Shares Beneficially Owned" include 279,022 stock units that are subject to restrictions. These units are excluded from the computations of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(9)
Mr. Liska forfeited all equity awards on February 19, 2009 in connection with his involuntary termination for cause.

(10)
Mr. Delaney's holdings under "Total Shares Beneficially Owned" include 484,401 stock units that are subject to restrictions. These units are excluded from the computations of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(11)
Mr. Moloney's holdings under "Total Shares Beneficially Owned" include 600,000 stock units that are subject to restrictions. These units are excluded from the computations of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(12)
Mr. Lawson's holdings under "Total Shares Beneficially Owned" include 208,701 stock units that are subject to restrictions. These units are excluded from computation of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(13)
Mr. Meredith's holdings under "Total Shares Beneficially Owned" include 103,207 stock units that are subject to restrictions. These units are excluded from computation of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

(14)
Mr. Scott does not have investment power over 12,177 of these shares.

(15)
Mr. Warner does not have investment power over 4,245 of these shares.

(16)
Dr. John White has shared voting and investment power over 30,551 of these shares and shared voting and no investment power over 540 of these shares.

(17)
All directors and current executive officers as a group have: sole voting and investment power over 3,646,622 of these shares and shared voting and investment power over 48,593 of these shares. Included under "Total Shares Beneficially Owned" are 5,504,999 stock units that are subject to restrictions. Each stock unit is intended to be the economic equivalent of a share of Common Stock. These units are excluded from the computations of percentages of shares owned because the restrictions lapse more than 60 days after October 11, 2010.

        No directors, nominees or current executive officers have pledged shares of Motorola Common Stock pursuant to any loan or arrangement where there is an expectation that the loan or arrangement may be repaid by foreclosure or other recourse to the shares of Motorola Common Stock.

PROXY STATEMENT	13

Security Ownership of Principal Stockholders

        The following table sets forth information with respect to any person who is known to be the beneficial owner of more than 5% of the Company's Common Stock.

	Total Shares to Be Beneficially Owned
Principal Stockholders and Address	# of Shares	% of Class

Carl C. Icahn and related entities, 767 Fifth Avenue, 47th Flr., New York, NY 10153(1)	250,427,159(2) shares of common stock	10.73%
Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104	228,748,896(3) shares of common stock	9.9%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	123,135,072(4) shares of common stock	5.33%

(1)
A Statement of Changes in Beneficial Ownership on Form 4 was filed by Carl C. Icahn on August 31, 2010 (the "Icahn Form 4"). The information below is solely based on information in the Icahn Form 4. The Icahn Form 4 indicates that, as of the date of the Icahn Form 4, High River Limited Partnership ("High River") directly beneficially owns 50,085,430 shares; Icahn Partners LP ("Icahn Partners") directly beneficially owns 75,677,683 shares; Icahn Partners Master Fund LP ("Icahn Master") directly beneficially owns 85,840,852 shares; Icahn Partners Master Fund II L.P. ("Icahn Master II") directly beneficially owns 26,685,838 shares; and Icahn Partners Master Fund III L.P. ("Icahn Master III") directly beneficially owns 12,137,356 shares. Barberry Corp. ("Barberry"), is the sole member of Hopper Investments LLC ("Hopper"), which is the general partner of High River. Beckton Corp. ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc. ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"). Icahn Enterprises Holdings is the sole member of IPH GP LLC ("IPH"), which is the general partner of Icahn Capital LP ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP ("Icahn Onshore") and Icahn Offshore LP ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. The foregoing entities, together with Mr. Icahn are collectively referred to as the Reporting Persons. Each of Hopper, Barberry and Mr. Icahn may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which High River owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such shares except to the extent of their pecuniary interest therein. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which Icahn Partners owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such shares except to the extent of their pecuniary interest therein. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares which each of Icahn Master, Icahn Master II and Icahn Master III owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares except to the extent of their pecuniary interest therein. Based on a Schedule 13D/A filed with the SEC on August 4, 2010, amending a Schedule 13D previously filed on February 6, 2008 and amended on March 5, 2008, May 7, 2008 and May 7, 2010, filed jointly by Carl C. Icahn and the related entities described above, the address for each of High River, Hopper, Barberry, Icahn Offshore, Icahn Partners, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises G.P, and Beckton is White Plains Plaza, 445 Hamilton Avenue—Suite 1210, White Plains, NY 10601, and the address for each of Icahn Master, Icahn Master II, and Icahn Master III is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands.

(2)
Solely based on information in the Icahn Form 4, as of the date of the Icahn Form 4.

(3)
Solely based on information in a Schedule 13G/A dated February 12, 2010 filed with the SEC by Dodge & Cox. The Schedule 13G/A indicates that as of December 31, 2009, Dodge & Cox was the beneficial owner with sole dispositive power as to 228,748,896 shares, with sole voting power as to 217,355,459 of such shares and shared voting power as to 462,300 of such shares.

(4)
Solely based on information in the Schedule 13G dated January 29, 2010 filed with the SEC by BlackRock, Inc. The Schedule 13G indicates that as of December 31, 2009, BlackRock, Inc., through its acquisition of Barclays Global Investors and certain of its affiliates from Barclays Bank PLC, was the beneficial owner with sole voting and dispositive power as to 123,135,072 shares.

14	PROXY STATEMENT

COMMUNICATIONS

How Can I Recommend a Director Candidate to the Governance and Nominating Committee?

        The Governance and Nominating Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Committee's consideration should forward the candidate's name and information about the candidate's qualifications in writing to the Governance and Nominating Committee, c/o Secretary, Motorola, Inc., 1303 E. Algonquin Road, Schaumburg, Illinois 60196.

        The Governance and Nominating Committee will consider nominees recommended by Motorola stockholders provided that the recommendation contains sufficient information for the Governance and Nominating Committee to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee and management receive.

What is the Deadline and How Do I Submit Nominations to the Board?

        A stockholder wishing to nominate a candidate for election to the Board at the 2011 Annual Meeting of Stockholders is required to give written notice addressed to the Secretary, Motorola, Inc., 1303 E. Algonquin Road, Schaumburg, Illinois 60196 of his or her intention to make such a nomination. The notice of nomination must be received by the Company's Secretary at the address above no later than 5:00 pm Central Time on January 26, 2011.

        The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination as set forth in the Company's Bylaws. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under New York Stock Exchange Rule 303A.02(b), or, alternatively, a statement that the recommended candidate would not be so barred. A nomination that does not comply with the above requirements will not be considered.

What is the Deadline and How Do I Submit Proposals For the 2011 Annual Meeting?

        Any stockholder who intends to present a proposal at the Company's 2011 Annual Meeting of Stockholders must send the proposal to: Secretary, Motorola, Inc., 1303 East Algonquin Road, Schaumburg, Illinois 60196.

        If the stockholder intends to present the proposal at the Company's 2011 Annual Meeting of Stockholders and have it included in the Company's proxy materials for that meeting, the proposal must be received by the Company no later than November 12, 2010, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The Company is not obligated to include any stockholder proposal in its proxy materials for the 2011 Annual Meeting of Stockholders if the proposal is received after 5:00 pm Central Time on November 12, 2010.

        If a stockholder wishes to present a proposal at the 2011 Annual Meeting of Stockholders but not have it included in the Company's proxy materials for that meeting, the proposal: (1) must be received by the Company no later than January 26, 2011, (2) must present a proper matter for stockholder action under Delaware General Corporation Law, (3) must present a proper matter for consideration at such meeting under the Company's Amended and Restated Certificate of Incorporation and Bylaws, (4) must be submitted in a manner that is consistent with the submission requirements provided in the Company's Bylaws, and (5) must relate to subject matter which could not be excluded from a proxy statement under any rule promulgated by the Securities and Exchange Commission.

How Can I Communicate with the Board?

        All communications to the Board of Directors, Chairman of the Board, the non-management directors or any individual director, must be in writing and addressed to them c/o Secretary, Motorola, Inc., 1303 East Algonquin Road, Schaumburg, IL 60196 or by email to boardofdirectors@motorola.com.

PROXY STATEMENT	15

OTHER MATTERS

        The Board knows of no other business to be transacted at the Special Meeting of Stockholders.

Manner and Cost of Proxy Solicitation

        The Company pays the cost of soliciting proxies. In addition to mailing proxies, officers, directors and regular employees of the Company, acting on its behalf, may solicit proxies by telephone, personal interview or other electronic means. You may also be solicited by means of press releases issued by the Company and advertisements in periodicals. Also, the Company has retained D.F. King & Co., Inc. to aid in soliciting proxies for a fee estimated not to exceed $20,000 plus expenses. The Company will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

"Householding" of Proxy Materials

        In December of 2000, the Securities and Exchange Commission adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially provides extra convenience for security holders and cost savings for companies.

        As in the past few years, a number of brokers with accountholders who are Motorola stockholders will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to Motorola stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker or call 1-800-579-1639, email: sendmaterials@proxyvote.com, or write us at Secretary, Motorola, Inc., 1303 E. Algonquin Road, Schaumburg, IL 60196.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

By order of the Board of Directors,

A. Peter Lawson Secretary

PROXY STATEMENT	A-1

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
MOTOROLA, INC.

        Motorola, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

        The number of shares which the corporation shall have authority to issue, itemized by classes, par value of shares, and series, if any within a class, is:

Class	Series	Number of Shares	Par Value Per Share
Preferred	To be issued in series	500,000	$100
Common	None	1,400,000,000	$0.01

        Effective as of [    •    ] p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each three (3) shares of the corporation's Common Stock, par value $0.01 per share, issued and outstanding or held by the corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the corporation. No fractional shares shall be issued and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of [    •    ] p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, Motorola, Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    •    ] day of [    •    ], 201[    •    ].

MOTOROLA, INC.

By: Name: Title:

PROXY STATEMENT	B-1

APPENDIX B

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
MOTOROLA, INC.

        Motorola, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

        The number of shares which the corporation shall have authority to issue, itemized by classes, par value of shares, and series, if any within a class, is:

Class	Series	Number of Shares	Par Value Per Share
Preferred	To be issued in series	500,000	$100
Common	None	1,050,000,000	$0.01

        Effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each four (4) shares of the corporation's Common Stock, par value $0.01 per share, issued and outstanding or held by the corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the corporation. No fractional shares shall be issued and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, Motorola, Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    •    ] day of [    •    ], 201[    •    ].

MOTOROLA, INC.

By: Name: Title:

PROXY STATEMENT	C-1

APPENDIX C

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
MOTOROLA, INC.

        Motorola, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

        The number of shares which the corporation shall have authority to issue, itemized by classes, par value of shares, and series, if any within a class, is:

Class	Series	Number of Shares	Par Value Per Share
Preferred	To be issued in series	500,000	$100
Common	None	840,000,000	$0.01

        Effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each five (5) shares of the corporation's Common Stock, par value $0.01 per share, issued and outstanding or held by the corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the corporation. No fractional shares shall be issued and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, Motorola, Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    •    ] day of [    •    ], 201[    •    ].

MOTOROLA, INC.

By: Name: Title:

PROXY STATEMENT	D-1

APPENDIX D

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
MOTOROLA, INC.

        Motorola, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

        The number of shares which the corporation shall have authority to issue, itemized by classes, par value of shares, and series, if any within a class, is:

Class	Series	Number of Shares	Par Value Per Share
Preferred	To be issued in series	500,000	$100
Common	None	700,000,000	$0.01

        Effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each six (6) shares of the corporation's Common Stock, par value $0.01 per share, issued and outstanding or held by the corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the corporation. No fractional shares shall be issued and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, Motorola, Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    •    ] day of [    •    ], 201[    •    ].

MOTOROLA, INC.

By: Name: Title:

PROXY STATEMENT	E-1

APPENDIX E

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
MOTOROLA, INC.

        Motorola, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in Article 4 thereof and inserting the following in lieu thereof:

        The number of shares which the corporation shall have authority to issue, itemized by classes, par value of shares, and series, if any within a class, is:

Class	Series	Number of Shares	Par Value Per Share
Preferred	To be issued in series	500,000	$100
Common	None	600,000,000	$0.01

        Effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each seven (7) shares of the corporation's Common Stock, par value $0.01 per share, issued and outstanding or held by the corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the corporation. No fractional shares shall be issued and, in lieu thereof, the corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

        2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of [    •    ] a.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, Motorola, Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    •    ] day of [    •    ], 201[    •    ].

MOTOROLA, INC.

By: Name: Title:

Location for the Special Meeting of Stockholders:
Motorola Innovation Center
1295 East Algonquin Road
Door 60
Schaumburg, Illinois 60196
November 29, 2010 at 10:00 a.m., local time

Map of Motorola—Schaumburg Campus

***Exercise Your Right to Vote***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be held on November 29, 2010.

Meeting Information
MOTOROLA, INC.	Meeting Type:	Special Meeting
	For holders as of:	October 8, 2010
	Date:	November 29, 2010
	Time:	10:00 a.m., local time
	Location:	Motorola Innovation Center
1295 East Algonquin Road
Door 60
Schaumburg, Illinois 60196

MOTOROLA, INC. 1303 E. ALGONQUIN RD. SCHAUMBURG, IL 60196

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice & Proxy Statement

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com

2) BY TELEPHONE:	1-800-579-1639

3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before November 15, 2010 to facilitate timely delivery

— How To Vote —

Please Choose One of the Following Voting Methods

Vote in Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any specific requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:

1.     Authorization for the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola, at a reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, as determined by the Board of Directors.

2.     Approval of a corresponding amendment to Motorola’s Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

MOTOROLA, INC. 1303 E. ALGONQUIN RD. SCHAUMBURG, IL 60196

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Sunday, November 28, 2010.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, November 28, 2010.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717

If you vote your proxy by internet or by telephone, please do NOT mail back the proxy card.  You can access, view and download the Notice and Proxy Statement at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M20481-P90301	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACHED AND RETURN THIS PORTION ONLY

MOTOROLA, INC.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:
		For	Against	Abstain

1.   Authorization for the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split of the outstanding and treasury Common Stock of Motorola, at a reverse stock split ratio of at least 1-for-3 and of up to 1-for-7, as determined by the Board of Directors.

		☐	☐	☐

2.   Approval of a corresponding amendment to Motorola’s Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Motorola is authorized to issue, subject to the Board of Directors’ authority to abandon such amendment.

		☐	☐	☐

Please sign exactly as your name(s) appear(s) herein.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owner(s))	Date

ADMISSION TICKET TO MOTOROLA’S
SPECIAL MEETING OF STOCKHOLDERS

This is your admission ticket to gain access to Motorola’s Special Meeting of Stockholders to be held at the Motorola Innovation Center, 1295 East Algonquin Road, Schaumburg, Illinois 60196 on Monday, November 29, 2010 at 10:00 a.m., local time.  Please present this ticket at one of the registration stations.  Please note that seating is on a first-come, first-served basis.

THIS TICKET IS NOT TRANSFERABLE

Location for the Special Meeting of Stockholders:

Motorola Innovation Center
1295 East Algonquin Road
Schaumburg, Illinois 60196
November 29, 2010 at 10:00 a.m., local time

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THIS BOARD OF DIRECTORS for the Special Meeting of Stockholders, November 29, 2010

The stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Gregory Q. Brown, Sanjay K. Jha, Edward J. Fitzpatrick, A. Peter Lawson and John K. Wozniak, or any one of them, as proxies (with power of substitution) to represent and to vote all the shares of common stock of Motorola, Inc. which the stockholder(s) would be entitled to vote, at the Special Meeting of Stockholders of Motorola, Inc. to be held on Monday, November 29, 2010, and at any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

IMPORTANT – Please vote, date and sign on the reverse side and mail this proxy card promptly in the enclosed envelope.  When there is more than one owner, each should sign.  When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such.  If executed by a corporation, the full corporation name should be given, and this proxy should be signed by a duly authorized officer, showing his or her title.